Portfolio of Investments

September 30, 2021 (unaudited)

Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
COMMON STOCKS — 96.3%
AUSTRALIA — 1.8%
Cochlear Ltd.	81,237	$12,710,554
CHINA — 0.8%
Prosus NV*	71,138	5,693,961
FINLAND — 1.4%
Kone Oyj, B Shares	137,557	9,663,156
FRANCE — 5.9%
Kering	13,310	9,453,576
LVMH Moet Hennessy Louis Vuitton SE	17,900	12,821,130
Remy Cointreau SA	61,137	11,862,022
Ubisoft Entertainment SA*	111,158	6,656,391
		40,793,119
GERMANY — 9.0%
adidas AG	26,650	8,374,938
Auto1 Group SE*	154,685	5,656,693
Bechtle AG	210,857	14,421,564
Nemetschek SE	65,765	6,869,147
Rational AG	6,941	6,520,197
Zalando SE*	217,928	19,875,377
		61,717,916
HONG KONG — 5.1%
AIA Group Ltd.	1,569,800	18,059,618
Techtronic Industries Co., Ltd.	865,500	17,103,631
		35,163,249
JAPAN — 26.3%
Denso Corp.	146,300	9,553,003
Kakaku.com, Inc.	296,600	9,578,116
Kao Corp.	118,300	7,040,459
Keyence Corp.	16,900	10,087,122
Murata Manufacturing Co., Ltd.	127,300	11,260,002
Nidec Corp.	112,300	12,379,953
Olympus Corp.	799,400	17,497,257
Pigeon Corp.	119,000	2,766,487
Recruit Holdings Co., Ltd.	170,500	10,421,959
Shimano, Inc.	70,700	20,657,636
Shiseido Co., Ltd.	165,500	11,123,168
SMC Corp.	28,000	17,469,493
SoftBank Group Corp.	161,400	9,326,545
Sugi Holdings Co., Ltd.	50,700	3,696,341
Suzuki Motor Corp.	177,300	7,921,596
Sysmex Corp.	102,400	12,718,957
Z Holdings Corp.	1,182,700	7,569,352
		181,067,446
NETHERLANDS — 5.9%
ASML Holding NV	42,061	31,422,026
IMCD NV	46,811	8,958,692
		40,380,718
NEW ZEALAND — 2.4%
Ryman Healthcare Ltd.	596,411	6,206,021
Xero Ltd.*	105,341	10,336,959
		16,542,980
PORTUGAL — 1.6%
Jeronimo Martins SGPS SA	560,985	11,183,350
SINGAPORE — 1.6%
United Overseas Bank Ltd.	577,089	10,917,128

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2021.

Portfolio of Investments

September 30, 2021 (unaudited)

Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
SPAIN — 2.0%
Industria de Diseno Textil SA	382,133	$14,060,869
SWEDEN — 11.3%
Atlas Copco AB, A Shares	321,723	19,427,454
Avanza Bank Holding AB	619,617	21,831,401
Epiroc AB, A Shares	21,605	449,158
Epiroc AB, B Shares	384,973	6,818,557
Investor AB, B Shares	274,898	5,911,511
Nibe Industrier AB, B Shares	1,834,517	23,053,936
		77,492,017
SWITZERLAND — 2.1%
Cie Financiere Richemont SA	135,990	14,099,732
UNITED KINGDOM — 13.6%
ASOS PLC*	153,179	6,195,929
Auto Trader Group PLC	1,639,138	12,926,577
Burberry Group PLC	257,201	6,259,410
Games Workshop Group PLC	61,892	8,564,490
Hargreaves Lansdown PLC	619,383	11,892,541
HomeServe PLC	422,882	5,153,761
Intertek Group PLC	94,795	6,338,681
Johnson Matthey PLC	224,365	8,049,544
Rightmove PLC	1,497,552	13,758,364
Trainline PLC*	1,143,864	5,415,926
Weir Group PLC (The)*	169,903	3,835,302
Wise PLC, Class A *	341,553	5,002,467
		93,392,992
UNITED STATES — 5.5%
Mettler-Toledo International, Inc.*	18,995	26,162,953
Spotify Technology SA*	51,927	11,701,230
		37,864,183
Total Common Stocks
(cost $440,033,961)		662,743,370
PREFERRED STOCKS — 3.0%
GERMANY — 3.0%
Sartorius AG 0.14% (cost $5,907,737)	31,980	20,358,750
TOTAL INVESTMENTS — 99.3%
(cost $445,941,698)		$683,102,120
Other assets less liabilities — 0.7%		4,986,323
NET ASSETS — 100.0%		$688,088,443

*	Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2021.

Portfolio of Investments

September 30, 2021 (unaudited)

Baillie Gifford Developed EAFE All Cap Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$97,347,979	$565,395,391	$–	$662,743,370
Preferred Stocks**	–	20,358,750	–	20,358,750
Total	$97,347,979	$585,754,141	$–	$683,102,120

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2021.